UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ATEA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ATEA PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by June 16, 2022 11:59 PM ET ATEA PHARMACEUTICALS, INC. 225 FRANKLIN STREET BOSTON, MA 02110 D77152-P69212
You invested in ATEA PHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting them prior to June 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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June 17, 2022
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THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming Annual Meeting of Stockholders. Please follow the
instructions on the reverse side to vote these important matters.
Board
Voting Items
Recommends
1. Election of Class II Directors
Nominees:
01) Bruno Lucidi
02) Polly A. Murphy, D.V.M., Ph.D., M.B.A.
For
03) Bruce Polsky, M.D.
2. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the named executive officers of Atea Pharmaceuticals, Inc.
1 Year
3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
For NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
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